                United States Securities and Exchange Commission
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

  [ ]  Preliminary Proxy Statement.     [ ]  Confidential, for Use of the
                                             Commission Only
                                             (as permitted by Rule 14a-6(e)(2)).

[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Under Rule 14a-12.

                                NUTRACEUTIX, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrant statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                               NUTRACEUTIX, INC.
                            8340 - 154TH AVENUE N.E.
                           REDMOND, WASHINGTON 98052
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2000
                            ------------------------

To the Stockholders of Nutraceutix, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NUTRACEUTIX, INC. (the "Company"), a Delaware corporation, will be held at the Edgewater Hotel, Pier 67, 2411 Alaskan Way, Seattle, Washington on Wednesday, May 24, 2000 at 10:00 a.m., Pacific Daylight Savings time. The purposes of the Annual Meeting will be:

          1. To elect one director to serve as the Class 2 director on the Company's Board of Directors for a three-year term (Proposal No. 1);

          2. To approve an amendment to the Nutraceutix, Inc. 1995 Amended Stock Option Plan to increase the aggregate number of shares of the Company's Common Stock that may be issued thereunder from three million (3,000,000) to four million (4,000,000) shares; and

          3. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 14, 2000, as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Only holders of record of Common Stock of the Company at the close of business on the record date will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting. A review of the Company's operations for the year ended December 31, 1999 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

                                          By Order of the Board of Directors

                                          /s/ William D. St. John
                                          William D. St. John
                                          President and Chairman of the Board

Redmond, Washington
April 14, 2000

                               NUTRACEUTIX, INC.
                            8340 - 154TH AVENUE N.E.
                           REDMOND, WASHINGTON 98052
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2000

SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and the accompanying Annual Report to Stockholders, the Notice of Annual Meeting and the proxy card are being furnished to the stockholders of Nutraceutix, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Edgewater Hotel, Pier 67, 2411 Alaskan Way, Seattle, Washington, on May 24, 2000 at 10:00 a.m., Pacific Daylight Savings Time, and any adjournment thereof. All expenses of the Company associated with this solicitation will be borne by the Company. The solicitation of proxies by mail may be followed by personal solicitation of certain stockholders by officers or regular employees of the Company.

     The two persons named as proxies on the enclosed proxy card, William D. St. John and Steven H. Moger, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the stockholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the nominee as a Class 2 director and FOR Proposal No. 2 to approve the proposed amendment to the Company's 1995 Amended Stock Option Plan.

     A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

     These proxy materials and the accompanying Annual Report to Stockholders are being mailed on or about April 14, 2000 to stockholders of record on April 14, 2000 of the Company's Common Stock. The principal executive office and mailing address of the Company is 8340 - 154th Avenue N.E., Redmond, Washington 98052.

VOTING AT THE MEETING

     The shares of Common Stock constitute the only class of securities entitled to notice of and to vote at the Annual Meeting. In accordance with the Company's Bylaws, the stock transfer records were compiled on April 14, 2000, the record date set by the Board of Directors for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On April 14, 2000, there were 17,486,812 shares of Common Stock outstanding and entitled to vote.

     Each share of Common Stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. Shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not be considered "shares present" as to the matters with respect to which a beneficial holder has not provided voting instructions (commonly referred to as "broker non-votes"). For purposes of determining the existence of a quorum, abstentions from voting identified as such on the proxy card and broker non-votes are treated as present at the Annual Meeting. With respect to tabulating the vote necessary for stockholder action on each of the Proposals at the Annual Meeting, abstentions and broker non-votes will have no effect on the votes. If a quorum (consisting of a majority of the shares of Common Stock outstanding as of the record date) is present at the Annual Meeting, the nominee for the director position who receives the greatest number of votes cast by the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote shall be elected. Approval of the proposed amendment to the Company's 1995 Amended Stock Option Plan will require a majority of votes cast by the stockholders in favor of Proposal No. 2.

                                PROPOSAL NO. 1:

                              ELECTION OF DIRECTOR

     In accordance with the Company's Bylaws, the Board of Directors shall consist of no less than 4 and no more than 12 directors, the specific number to be determined by resolution adopted by the Board of Directors. The size of the Board is currently set at five persons, and the Board of Directors is divided into three classes, with staggered three-year terms. Class 1 and Class 3 each consists of two directors, and Class 2 consists of one director. One Class 2 director will be elected at the Annual Meeting.

     The Class 1 directors, Arthur S. Pearson and Carl W. Schafer, have been elected to a term that expires in 2002. The Class 3 directors, William D. St. John and Daniel B. Ward, have been elected to terms that expire in 2001.

NOMINEE FOR DIRECTOR (PROPOSAL NO. 1)

     The name and certain information concerning the person to be nominated by the Board of Directors at the Annual Meeting is set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE NAMED BELOW. Shares represented by proxies will be voted for the election of the person named below unless authority has been withheld in the proxy. The nominee has consented to serve as a director. The Board of Directors has no reason to believe that the nominee will be unable to serve as director. In the event of the death or unavailability of the nominee, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than one nominee. The Board of Directors has nominated the person named in the following table:

                          NAME                             AGE    HAS BEEN A DIRECTOR SINCE
                          ----                             ---    -------------------------
Herbert L. Lucas.........................................  73               1995

     Herbert L. Lucas has served as a member of the Company's Board of Directors since 1995, and as a director of BioTechniques Laboratories, Inc., ("BTL") a subsidiary of the Company since 1983. Mr. Lucas was with Carnation International, a multinational food processing company, from 1963 to 1981, rising to the position of President and Director. Mr. Lucas serves on the board of several corporations and non-profit institutions, including the Wellington Trust Company, Boston, The J. Paul Getty Trust, Los Angeles, and the Winrock International Institute for Agricultural Development, Morrilton, Arkansas. Mr. Lucas received his BA from Princeton University in 1950 and MBA from the Harvard University School of Business Administration in 1952.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held seven (7) meetings and took action pursuant to one (1) unanimous written consent during the year ended December 31, 1999.

     During 1999, the members of the Compensation Committee were Mr. Lucas, Mr. Pearson, Mr. Schafer and Mr. Ward. The Compensation Committee is responsible for setting the compensation of the President and consults with the President regarding the compensation of other corporate officers. The Compensation Committee did not meet during 1999. During 1999, the members of the Audit Committee were Mr. Lucas, Mr. Pearson, Mr. Schafer and Mr. Ward. The Audit Committee held two meetings during 1999.

                                PROPOSAL NO. 2:

                   APPROVAL OF THE PROPOSED AMENDMENT TO THE
                         1995 AMENDED STOCK OPTION PLAN

     The Board of Directors of the Company proposes that the stockholders approve an amendment to the 1995 Amended Stock Option Plan (the "Plan") to increase by one million (1,000,000) the number of shares reserved for issuance thereunder. The Plan was made effective as of April 6, 1995. On June 20, 1997, the stockholders approved an amendment to the Plan increasing the number of shares subject to the Plan from 2,000,000 to 3,000,000 shares of the Company's Common Stock. Of the 3,000,000 shares reserved for issuance under the Plan, 545,948 shares remained available for issuance as of the Company's latest fiscal year-end. The purpose of the Plan is to enhance the Company's ability to attract and retain employees, officers, directors and consultants by affording them the opportunity to own stock in the Company. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE PLAN.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 31, 2000, certain information furnished to the Company with respect to ownership of the Company's Common Stock of (i) each director and director nominee, (ii) the Chief Executive Officer,
(iii) all persons known by the Company to be beneficial owners of more than five percent (5%) of the Company's Common Stock, and (iv) all executive officers and directors as a group.

                                                              NUMBER        PERCENT OF
                                                                OF            SHARES
                        STOCKHOLDER                           SHARES      OUTSTANDING(1)
                        -----------                          ---------    --------------
Archer-Daniels-Midland Company.............................  1,920,000        10.98%
  4666 Faries Parkway
  Decatur, IL 62526
Brian Jackson..............................................  1,045,000         5.98%
  80 Whitehorn Drive
  Miami Springs, FL 33166-5057
William D. St. John(2).....................................  1,390,148         7.95%
Herbert L. Lucas(3)........................................    628,824         3.60%
Arthur S. Pearson(4).......................................     50,000            *
Carl W. Schafer(5).........................................    250,000         1.43%
Daniel B. Ward(6)..........................................    223,000         1.28%
All Directors and Executive Officers as a group (8
  persons)(7)..............................................  2,932,275        16.77%

---------------
 *  Less than one percent

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Except as otherwise indicated, the stockholders identified in this table have sole voting and investment power with regard to the shares shown as beneficially owned by them. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 31, 2000 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(2) Includes 257,166 shares subject to options exercisable as of May 30, 2000, of which 90,000 shares are subject to options held by Patricia A. St. John, Mr. St. John's wife.

(3) Includes 210,000 shares subject to options exercisable as of May 30, 2000.

(4) Includes 30,000 shares subject to options exercisable as of May 30, 2000.

(5) Includes 240,000 shares subject to options exercisable as of May 30, 2000.

(6) Includes 210,000 shares subject to options exercisable as of May 30, 2000.

(7) Includes 1,113,833 shares subject to options exercisable as of May 30, 2000, including shares of Common Stock and options beneficially owned by Mr. Moger and Mr. Johnson.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table identifies the current directors and executive officers of the Company, the positions which they hold, and the year in which they began serving in their respective capacities. Officers of the Company are elected by the Board of Directors immediately following each Annual Meeting of the Company's stockholders to hold office until their successors are elected and qualified.

              NAME                AGE      CURRENT POSITION(S) WITH COMPANY       POSITION HELD SINCE
              ----                ---      --------------------------------       -------------------
William D. St. John.............  48     President, Chairman of the Board,               1995
                                         Director (Class 3, exp. 2001)
Patricia A. St. John............  48     Vice President of Administration,               1997
                                         Secretary and Treasurer
Steven H. Moger.................  36     Vice President of Operations                    1997
Lyndon C. Johnson...............  43     Vice President of Sales and Marketing           1998
Herbert L. Lucas................  73     Director (Class 2, exp. 2000)                   1995
Arthur S. Pearson...............  72     Director (Class 1, exp. 2002)                   1998
Carl W. Schafer.................  64     Director (Class 1, exp. 2002)                   1995
Daniel B. Ward..................  72     Director (Class 3, exp. 2001)                   1995

     For information on the business background of Mr. Lucas, See "Nominee For Director" above.

     William D. St. John has served as the Company's President and Chairman of the Board since 1995, and as President and Chairman of the Board of BTL, a subsidiary of the Company, for the past 16 years. From 1986 to 1989, Mr. St. John was CEO of Ecova, Inc., a leader in bioremediation. Prior to joining Ecova, he was a Manager of Northwest Bio-engineering, which developed proprietary enzymatic systems for the conversion of organic waste streams into animal feed and fertilizers. He was previously employed as a consultant to Tempa, Inc., an Alaska-based manufacturer of animal feed concentrates, and as a scientist for both the Department of Fisheries/Food Science, University of Washington and the Food and Drug Administration. Mr. St. John received his B.Sc. from Seattle University in 1973 and MS in Micro/Molecular Biology from Ohio State University in 1975.

     Patricia A. St. John has served in various management positions at BTL for the past 15 years, including eleven years as Director of Corporate Relations. In December of 1997, Mrs. St. John was promoted to Vice President of Administration of the Company. From 1986 to 1988 Mrs. St. John was the Director of Corporate Relations for Ecova, Inc. a leader in bio-remediation. Prior to these positions, Mrs. St. John held administrative positions with the May's Drug Store chain. She is the wife of William D. St. John.

     Steven H. Moger has served in various financial management positions for BTL for the past 13 years. From 1993 to 1997, Mr. Moger served as the Controller/General Manager of the Company. In December of 1997 Mr. Moger was promoted to Vice President of Operations/General Manager. Mr. Moger received his BA in Accounting from Western Washington University in 1986 and obtained his CPA in 1989.

     Lyndon C. Johnson has served in various management positions in the nutrition industry during the last fifteen years. Mr. Johnson was named Vice President of Sales and Marketing of the Company in August of 1998. From July of 1997 to August of 1998, Mr. Johnson was with Olympian Laboratories, Inc., as Vice President of Sales and Marketing. From 1991 to 1997, he was Vice President for Weider Nutrition International, Mass Market Division and National Sales Manager of Health Food and Private Label Division. From 1982 to 1990, Mr. Johnson was the Area Director/General Manager of the western regional market of Nutri/System Weight Loss Centers. Mr. Johnson attended the University of Utah.

     Arthur S. Pearson was elected to the Board of Directors in December, 1998 to fill a vacancy created by the resignation of Dr. Gilbert S. Omenn. Since 1981, Mr. Pearson has managed Arthur S. Pearson Associates, Management Consultants. From 1977 to 1981, Mr. Pearson was Corporate Vice President of Advertising of

Standard Brands/Nabisco. Prior thereto, he served in senior marketing positions at Bristol Myers Co. from 1963-1977; his last position was Director of Marketing Services of the Clariol division. From 1960 to 1963, Mr. Pearson was Director of Marketing Research, Ralston Purina.

     Carl W. Schafer has served as a member of the Board of Directors since 1995. He has served as President of the Atlantic Foundation since 1990 and from 1987 to 1990 was a principal of Rockefeller & Co., Inc. Prior thereto, he was the Financial Vice President, Treasurer and Chief Financial Officer of Princeton University. Mr. Schafer was also chairman of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1985 to 1992. Mr. Schafer joined Princeton in 1969 after serving as a principal staff assistant to the Committee on Appropriations, U.S. House of Representatives. Mr. Schafer serves as a director and/or trustee of a number of corporations and foundations, including Frontier Oil Corporation, the Paine Webber and Guardian groups of mutual funds, Evans Systems, Inc., Harbor Branch Institution, Electronic Clearing House, Inc., Roadway Express, Inc. and Labor Ready, Inc.

     Daniel B. Ward has served as a member of the Company's Board of Directors since 1995 and as a director of BTL since 1983. Since 1977 he has had his own financial consulting firm which specializes in mergers and acquisitions. From 1976 to 1977, Mr. Ward was Vice President of Finance for Norfin, Inc., a business machine manufacturer. From 1972 to 1975 he was Regional Director of the Small Business Administration and from 1966 to 1972 was Director of the Washington State Department of Commerce and Economic Development. Mr. Ward received his BA from Princeton University in 1950.

     Officers serve at the discretion of the Company's Board of Directors. William D. St. John and Patricia A. St. John are husband and wife. No other family relationship exists among any directors or executive officers of the Company or the nominees for election to the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows all the cash compensation paid by the Company to the President, the Vice President of Sales and Marketing and the Vice President of Operations, as well as certain other compensation paid during the fiscal years indicated. No other officer earned total salary and bonus in excess of $100,000 for the periods indicated.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                  ANNUAL COMPENSATION           COMPENSATION AWARDS
                                            --------------------------------    -------------------
                                                                   OTHER            SECURITIES
                                                                   ANNUAL           UNDERLYING
   NAME AND PRINCIPAL POSITION      YEAR    SALARY     BONUS    COMPENSATION          OPTIONS
   ---------------------------      ----    -------    -----    ------------    -------------------
William D. St. John,..............  1999    175,000(1) 8,000(2)       -0-              35,000
President                           1998    148,500(1) 8,000(2)    36,015(3)           20,000
                                    1997    119,000    8,000(2)    62,411(3)           30,000
Lyndon C. Johnson,................  1999    150,000      -0-          -0-                 -0-
VP Sales & Marketing                1998     50,576(4)   -0-          -0-             200,000
Steven H. Moger,..................  1999    110,000(5)   -0-          -0-              20,000
VP Operations                       1998     87,500(5)   -0-       12,833(6)           10,000
                                    1997     60,000(5)   -0-       29,473(6)           30,000

---------------
(1) Mr. St. John received an annual base salary of $119,000 until April 1998. From April 1998 to May 1998, his annual salary was $150,000. In October 1998, his annual salary was increased to $175,000.

(2) Consists of premiums paid by the Company for key-man life insurance and term insurance.

(3) Other Annual Compensation consists of commissions. Mr. St. John received a commission on the Company's gross sales, as follows: 0.65% on all sales, additional 2.0% over $150,000 All commissions payable to Mr. St. John on the Company's sales terminated in May 1998.

(4) Mr. Johnson's date of hire was August 31, 1998.

(5) Mr. Moger received an annual base salary of $60,000 until April 1998. From April 1998 to October 1998, his annual salary was $90,000. In October 1998, his annual salary was increased to $110,000.

(6) Mr. Moger received a commission on the Company's gross sales as follows:
    0.225% on all sales, additional 0.4% over $150,000. Mr. Moger also received an additional 12% commission on sales of COBACTIN microbial feed additives for dairy, BIOPOWER silage inoculant and private label manufacturing for product sales made directly by Mr. Moger. All commissions payable to Mr. Moger on the Company's sales terminated in May 1998.

     The following table sets forth all individual grants of stock options made by the Company during the fiscal year ended December 31, 1999 to Mssrs. St. John, Moger and Johnson. Mr. St. John, Mr. Moger and Mr. Johnson did not exercise any options during 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 NUMBER OF         PERCENT OF TOTAL    EXERCISE
                                                 SECURITIES       OPTIONS GRANTED TO    OR BASE
                                             UNDERLYING OPTIONS      EMPLOYEES IN        PRICE     EXPIRATION
                   NAME                          GRANTED(#)         FISCAL YEAR(1)     ($/SHARE)      DATE
                   ----                      ------------------   ------------------   ---------   ----------
William D. St. John........................        35,000                23.2%           $0.50      9/24/09
Steven H. Moger............................        20,000                13.3%           $0.50      9/24/09
Lyndon C. Johnson..........................           -0-                 -0-              -0-          -0-

---------------
(1) Based on stock options representing an aggregate of 150,652 shares of Common Stock granted to employees during the fiscal year ended December 31, 1999.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The Company has a three year employment contract with its President, William D. St. John, which commenced on April 1, 1998, and which is renewable for an additional three-year period unless either party gives 180 days notice to the other. The employment agreement provides for an initial base annual salary of not less than $150,000. As of October 1, 1998, the base salary paid to Mr. St. John increased from $150,000 to $175,000.

     The Company has a three-year employment contract with Lyndon C. Johnson as its Vice President of Sales and Marketing. The employment agreement commenced on September 8, 1998. The employment agreement provides for an initial base salary of $150,000 plus commissions and bonus not to exceed fifty percent (50%) of the base salary. The bonus is earned if certain sales levels, profitability and other objectives are met as determined on an annual basis by the Compensation Committee. There was no commission or bonus earned or paid to Mr. Johnson in 1999.

                             DIRECTOR COMPENSATION

COMPENSATION OF DIRECTORS

     The Company pays no additional remuneration to employees of the Company who serve as directors. All directors are entitled to reimbursement for expenses incurred in traveling to and from meetings of the Company's Board of Directors. Effective September 24, 1999 and further clarified on March 27, 2000, the Board of Directors adopted the following compensation plan for nonemployee directors ("Eligible Directors"): (a) on October 1, 1999, and October 1 of each year thereafter, each Eligible Director is granted an option exercisable for 30,000 shares of the Company's Common Stock at an exercise price equal to the closing price of the Company's Common Stock on the date of grant, which option shall be fully vested as of the date of grant, (b) on October 1 of the first year of service, each new Eligible Director is granted an option for 2,500 shares for each whole month of service prior to October 1, (c) in the event an Eligible Director resigns prior to October 1 in any year, such eligible Director is granted an option on October 1 of the year of resignation for 2,500 shares for each whole month of service completed prior to the date of resignation, and (d) each Eligible Director receives a quarterly cash retainer paid in arrears in the amount of $3,750 for services as a Director. On October 1, 1999, Mr. Lucas, Mr. Schafer, Mr. Pearson and Mr. Ward were each granted nonqualified stock options exercisable for 30,000 shares of the Company's common stock at a price of $0.56 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Until May 1998, William D. St. John and Steven H. Moger received certain commissions on the Company's gross sales. Mr. St. John received $36,015 in total commission payments in 1998. Mr. Moger received $12,833 in total commission payments in 1998. All commissions payable to Mr. St. John and Mr. Moger on the Company's sales terminated in May 1998. See "Executive Compensation -- Summary Compensation Table" above. During fiscal year 1998, Archer-Daniels-Midland Company, through its Protein Specialties Group, sold approximately $114,000 of products to the Company. Archer-Daniels-Midland Company is a beneficial owner of more than five percent (5%) of the Company's Common Stock and engages in the processing of agricultural commodities to make various food, feed and beverage products. See "Security Ownership of Certain Beneficial Owners and Management Table" above. In March of 1999, Brian Jackson purchased 625,000 shares of the Company's Common Stock and in connection therewith delivered a promissory note in favor of the Company in the principal amount of $140,625, payable in monthly installments of $15,625. There was no interest payable on the principal amount except in the event of default. The obligation under the promissory note was secured by a pledge of 350,000 shares of the Common Stock. The note was paid in full on December 15, 1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers and persons who own more than ten percent of the outstanding shares of the Company's Common Stock ("ten percent stockholders") to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or otherwise in its files and on written representations from its directors, executive officers and ten percent shareholders that no other reports were required, during the fiscal year ended December 31, 1999. The Company's officers, directors and ten percent stockholders complied with all applicable Section 16(a) filing requirements, other than a late filing of its initial report on Form 3 by Archer-Daniels-Midland Company and a late filing by Arthur S. Pearson who acquired shares of Common Stock in two transactions which should have been reported currently on Form 4, but which were instead reported on Form 5 for year-end 1999.

                   SUMMARY OF 1995 AMENDED STOCK OPTION PLAN

     The following description of the Nutraceutix, Inc. 1995 Amended Stock Option Plan (the "Plan") is only a summary and is qualified in its entirety by reference to the Plan, a copy of which has been filed as an exhibit to the Company's Registration Statement on Form 10-SB, as filed with the Securities and Exchange Commission on July 27, 1998. A copy of the Plan may be obtained by sending a written request to the Company's Secretary at the address shown on the last page of this Proxy Statement.

     General. The principal purposes of the Plan are to attract and retain the services of certain key employees, officers, directors, agents, consultants and independent contractors of the Company and to encourage such individuals to increase their equity position in the Company. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974. The Plan provides for the grant of both incentive stock options and nonqualified stock options. The Plan is intended to benefit stockholders by enabling the Company to attract and retain personnel of the highest caliber by offering them the opportunity to share in the increase in the value of the Common Stock to which such personnel have contributed.

     Stock Subject to the Plan. Subject to adjustment from time to time as provided in the Plan, the Plan currently allows for the issuance of an aggregate maximum of three million (3,000,000) shares of the Company's Common Stock, of which 545,948 shares remain available for future option grants as of the Company's latest fiscal year-end. If the proposed amendment is approved by the stockholders, the number of shares of Common Stock available for issuance under the Plan will be increased by one million (1,000,000) shares for a total aggregate of four million (4,000,000) shares. Shares issued pursuant to the Plan will be drawn from authorized but unissued shares or subsequently acquired shares.

     Shares of Company Common Stock that cease to be subject to an option award, including, without limitation, in connection with the cancellation of an option will be available for issuance in connection with future grants of options under the Plan.

     Eligibility to Receive Options. Awards of incentive stock options may be granted under the Plan to those officers, directors and employees who are employed by the Company at the time of grant. Awards of nonqualified stock options may also be granted to any employee, director, officer, agent, consultant or independent contractor of the Company.

     Terms and Conditions of Options. Options granted under the Plan may be incentive stock options (ISOs) or nonqualified stock options (NSOs). The per share option price for each option granted under the Plan will be determined by the Plan Administrator, but will not be less than 100% of the fair market value per share of the Common Stock on the date of grant with respect to ISOs and not less than 85% of the fair market value per share of the Common Stock on the date of grant with respect to NSOs. Grants of incentive stock options to any individual during any calendar year which exceed the limitation on value as prescribed by the Internal Revenue Code, as amended (the "Code"), shall only to the extent required, be treated as nonqualified stock options.

     The exercise price for shares purchased under options may be paid in cash, by bank certified or cashier's check or personal check (at the Plan Administrator's discretion) or by withholding or delivering shares of Company Common Stock which have been held for at least six months. The Company may require the Optionee to pay any applicable withholding taxes that the Company is required to withhold with respect to the grant or exercise of any option. The withholding tax may be paid in cash or, subject to applicable law, the Plan Administrator may permit the Optionee to satisfy such obligations by the withholding of Common Stock.

     The term of each option shall be fixed by the Plan Administrator, and if not so established, the term shall be 10 years from date of grant. The options generally vest over three years. The options generally will be exercisable for ninety (90) days after termination of service other than terminations for cause or for one year after termination of services as a result of total disability or death.

     TRANSFERABILITY. Except as expressly provided in the Plan, options are not transferable. In general, no option may be transferred except by will or by applicable laws of descent and distribution.

     ADJUSTMENT OF AWARDS. In the event of a recapitalization, stock split, stock dividend or other material alteration in the capital structure of the Company, the Plan Administrator shall, with respect to each outstanding option, proportionately adjust the number and class of shares of Common Stock and/or the exercise price per share so as to preserve the rights of the Optionee prior to the event.

     CORPORATE TRANSACTIONS. In the event of a material change in capital structure that is not deemed subject to adjustment as set forth above, or in the event of a liquidation or dissolution of the Company or a sale or transfer of all or substantially all of its assets, or a merger or consolidation which results in the shareholders holding less than a majority of stock in the surviving corporation, all options will become immediately exercisable without regard to any contingent vesting provision.

     ADMINISTRATION. The Plan will be administered by the Company's Board of Directors or an authorized committee comprised of members of the Board of Directors. The composition of any committee responsible for administering the Plan with respect to directors of the Company who are subject to Section 16 of the Exchange Act will comply with the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, or any successor provision.

     AMENDMENT AND TERMINATION. The Plan may be suspended, amended or terminated by the Board of Directors at any time, subject to the terms of the Plan. The Board of Directors may amend the Plan, as it deems advisable; however, to the extent required for compliance with Section 422 of the Code, stockholder approval is required for any amendment that will (a) increase the total number of shares as to which options may be granted under the Plan, (b) modify the class of persons eligible to receive options, or (c) otherwise require stockholder approval under applicable law or regulation.

               BENEFITS TO BE AWARDED IN 2000 UNDER THE PROPOSED
                             AMENDMENT TO THE PLAN

     Non-employee directors receive an automatic option grant for 30,000 shares of the Company's Common Stock on October 1 of each year. In 1999, the Company's four non-employee directors were awarded, in the aggregate, a total of 120,000 option shares. If the stockholders approve the proposed amendment, it is anticipated that they will receive a total of 120,000 option shares under the Plan during fiscal year 2000. Other than these non-employee director awards, option grants under the Plan to employees and consultants are discretionary, and therefore awards under the Plan during fiscal 2000 are not presently determinable. For purposes of comparison with options awarded in 1999, See "Executive Compensation -- Option Grants in Last Fiscal Year" which presents information about awards made under the Plan to the Named Executive Officers (as defined under "Executive Compensation"). In addition to the Named Executive Officers, approximately 20 non-executive employees received awards under the Plan in 1999 totaling 75,652 shares. Executive officers as a group (3 persons) received option awards in 1999 totaling 75,000 shares under the Plan. As of March 31, 2000, the Company employed 59 full-time employees. Subject to approval by the stockholders of the proposed amendment to the Plan, it is anticipated that the total number of persons receiving awards in 2000 under the Plan may be greater as the result of the continued desire to attract and retain high-caliber employees. On March 31, 2000, the closing price of the Company Common Stock as quoted by the NASDAQ National Market system was $0.875 per share.

              FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE PLAN

     The following is a summary of U.S. federal income tax consequences to the Company and Optionees of options awarded under the Plan based on the federal income tax laws in effect on the date of this Prospectus. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or the provision of any income tax laws of any municipality, state or foreign country in which an Optionee may reside.

     Nonqualified Stock Options. With respect to NSO's: (i) no income is recognized by the Optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is recognized by the Optionee in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price paid for the shares; the Company may be entitled to a tax deduction in the same amount; and (iii) upon disposition of the shares, any subsequent appreciation or depreciation in the value of the shares is treated as long-term or short-term capital gain or loss. In the case of an Optionee who is also an employee at the time of grant, any income recognized upon exercise of an NSO will constitute wages for which withholding will be required.

     Incentive Stock Options. No income is recognized by the Optionee upon the grant or exercise of an ISO (unless the alternative minimum tax rules apply). If the Optionee holds the shares acquired upon exercise of an ISO ("ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, then (i) upon the resale of such shares, the difference between the amount realized on sale and the option exercise price will be long-term capital gain or loss, and (ii) no deduction will be allowed to the Company for federal income tax purposes.

     If the ISO Shares are disposed of before the expiration of either holding period described above (a "disqualifying disposition"), generally (i) the Optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares, and (ii) the Company may be entitled to a tax deduction in the same amount.

     Alternative Minimum Tax. The exercise of an ISO granted under the Plan may subject the Optionee to the alternative minimum tax ("AMT") under Section 55 of the Code. In computing alternative minimum taxable income, shares acquired upon exercise of an ISO ("ISO Shares") are treated as if they had been acquired by the Optionee pursuant to a NSO. See "Nonqualified Stock Options," above.

     If a disqualifying disposition of ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares on the date of exercise over the amount paid for the ISO Shares.

     If an Optionee pays AMT in excess of his or her regular tax liability, the amount of such AMT relating to ISO Shares may be carried forward as a credit against any subsequent years' regular tax in excess of the AMT.

  Miscellaneous

     The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum rate of 20%. In order to receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

     Payment for option shares may in some cases be made by delivering shares of the Company's Common Stock or by certain other methods if at the time of grant the Optionee's agreement so provides. If an Optionee makes payment of the option price other than by cash or check, special rules will apply.

     Section 162(m) of the Code limits the deductibility (under certain circumstances) of compensation that exceeds $1,000,000 annually that is paid by the Company to its president and to its four most highly compensated officers (other than the president) as determined at the end of the Company's tax year.
Section 162(m) and the regulations thereunder provide certain exclusions from the amounts included in the $1,000,000 limitation, including compensation that is "qualified performance-based compensation" within the meaning of the regulations.

     The Plan is not qualified under Section 401 of the Code. In addition, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                             STOCKHOLDER PROPOSALS

     Proposals by stockholders intended to be included in the Company's Proxy Statement for its 2001 Annual Meeting of Stockholders must be received by the Company at its principal executive office no later than

December 24, 2000. According to the Company's Bylaws, proposals by stockholders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company at its principal executive office not less than 75 and not more than 90 days prior to the meeting.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Grant Thornton LLP was retained as the Company's independent accountants for the fiscal year ending December 31, 1999 and is selected as the Company's independent accountants for the fiscal year ending December 31, 2000.

     A representative of Grant Thornton LLP is expected to be present at the Annual Meeting. The representative will be given an opportunity to make a statement on behalf of their firm if such representative so desires, and will be available to respond to appropriate stockholder questions.

                         TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters which may come before the Annual Meeting. It is the intention of the persons named in the enclosed proxy card to vote the proxy in accordance with their best judgment if any other matters do properly come before the Annual Meeting.

     Please return the enclosed proxy card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Annual Meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to insure that you will be represented at this important meeting.

     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 1999. WRITTEN REQUESTS SHOULD BE MAILED TO THE SECRETARY, NUTRACEUTIX, INC., 8340 -- 154TH AVENUE N.E., REDMOND, WASHINGTON 98052.

                                          By the Order of the Board of
                                          Directors:

                                          /s/ WILLIAM D. ST. JOHN
                                          William D. St. John
                                          President and Chairman of the Board

Dated: April 14, 2000.

                                    APPENDIX
                                       TO
                                PROXY STATEMENT
                               NUTRACEUTIX, INC.
                         1995 AMENDED STOCK OPTION PLAN

                                AMENDMENT NO. 1
                                       TO
                               NUTRACEUTIX, INC.
                             1995 STOCK OPTION PLAN

     The Nutraceutix, Inc. 1995 Stock Option Plan (the "Plan") is hereby amended to reflect the increase in amount of stock subject to the plan from 2,000,000 to 3,000,000 (Section 3) as set forth on Exhibit A attached hereto.

     The date of the adoption of such amendment by the Board of Directors is April 21, 1997. The date of adoption of such amendment by Shareholders is June 20, 1997.

                               NUTRACEUTIX, INC.

                         1995 AMENDED STOCK OPTION PLAN

     SECTION 1. Purpose. The purpose of the Nutraceutix, Inc. 1995 Stock Option Plan (this "Plan") is to provide a means whereby selected employees, directors (subject to the restrictions contained in Sections 2 and 4), officers, agents, consultants and independent contractors of Nutraceutix, Inc. (the "Company") or of any parent or subsidiary (as defined in subsection 5.7 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, directors, officers, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

     SECTION 2. Administration. This Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee to administer this Plan, by such committee. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator."

     In the event a member of the Board (or the committee) may be eligible, subject to the restrictions set forth in Section 4, to participate in or receive or hold options under this Plan, no member of the Board or the committee shall vote with respect to the granting of an option hereunder to himself or herself, as the case may be, and, if state corporate law does not permit a committee to grant options to directors, then any option granted under this Plan to a director for his or her services as such shall be approved by the full board.

     The foregoing notwithstanding, in the event the Company shall register any of its equity securities pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") , and any directors are eligible to receive options under this Plan, then the following provisions shall apply to the administration of the Plan with respect to grants made to directors. The Plan Administrator shall be constituted at all times so as to meet the requirements of Section 16(b) of the Exchange Act, as amended from time to time. Currently, the Plan Administrator shall be the Board, a majority of which Board and a majority of which directors acting in the matter are disinterested, or may be a committee which consists solely of not less than three disinterested directors of the Company. In the event the Plan Administrator is a committee and state corporate law does not permit a committee to grant options to directors, then directors shall not be eligible to receive options under this Plan as compensation for their services as directors. The members of any committee serving as Plan Administrator shall be appointed by the Board for such term as the Board may determine. The Board may from time to time remove members from, or add members to, the committee. Vacancies on the committee, however caused, may be filled by the Board. If at any time an insufficient number of disinterested directors is available to serve on such committee, interested directors may serve on the committee; however, during such time, no options shall be granted under this Plan to any person if the granting of such option would not meet the requirements of Section 16(b) of the Exchange Act.

     For purposes of this Section 2, a disinterested director is a member of the Board who meets the definition of "disinterested person" as set forth in the rules and regulations promulgated under Section 16(b) of the Exchange Act, as amended from time to time. Currently, a disinterested director for purposes of this Section 2 is a member of the Board who is not, during the one year prior to service as an administrator of a plan, or during such service, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates, other than grants or awards that, pursuant to Rule sec. 240.16b-3(c)(2)(i) under the Exchange Act, will not cause the director to cease to be a "disinterested person," as defined in that rule.

     2.1 Procedures. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

     2.2 Responsibilities. Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code (the "Code")
Section 422, the regulations thereunder, and any amendments thereto.

     2.3 Section 16(b) Compliance and Bifurcation of Plan. It is the intention of the Company that this Plan comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Section, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

     SECTION 3. Stock Subject to This Plan. The stock subject to this Plan shall be the Company's Common Stock (the "Common Stock")presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 2,000,000 shares as such Common Stock was constituted on the effective date of this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, cancelled or terminated options.

     SECTION 4. Eligibility. An incentive stock option may be granted only to any-individual who, at the time the option is granted, is an employee of the Company or any related corporation. A nonqualified stock option may be granted to any employee, director, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity. If required by Section 16(b) of the Exchange Act in order to establish a disinterested Plan Administrator, the members of the Board who are not also employees of the Company shall not be eligible to receive options under this Plan once the Company has registered any of its equity securities pursuant to Section 12(b) or 12 (g) of the Exchange Act. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee."

     SECTION 5. Terms and Conditions of Options. options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

     5.1 Number of Shares and Price. The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than 85% of the fair market value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% shareholders, the exercise price shall be as required by Section 6.

     5.2 Term and Maturity. Subject to the restrictions contained in section 6 with respect to granting incentive stock options to greater than 10% shareholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be as established by the Plan Administrator, and if not so established, shall be 10 years. To ensure that the Company or related corporation will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable according to the following schedule:

                  PERIOD OF OPTIONEE'S
                 CONTINUOUS RELATIONSHIP
               WITH THE COMPANY OR RELATED
                CORPORATION FROM THE DATE                  PORTION OF TOTAL OPTION
                  THE OPTION IS GRANTED                     WHICH IS EXERCISABLE
               ---------------------------                 -----------------------
after 6 months...........................................           16.66%
after 12 months..........................................           33.33%
after 24 months..........................................           66.67%
after 36 months..........................................             100%

       5.3  Exercise. Subject to the vesting schedule described in subsection
5.2 above and to any additional holding period required by applicable law, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased upon any exercise of option rights hereunder and that only whole shares will be issued pursuant to the exercise of any option. During an Optionee's lifetime, any incentive stock options granted under this Plan are personal to him or her and are exercisable solely by such Optionee. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

     5.4 Payment of Exercise Price. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the Common Stock being purchased.

     The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator; provided, however, that payment in stock held by an Optionee shall not be made unless the stock shall have been owned by the Optionee for a period of at least six months.

     5.5 Withholding Tax Requirement. The Company or any related corporation shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act, shall be made either six months prior to the date the option exercise becomes taxable or during the quarterly 10-day window period required under section 16(b) of the Exchange Act for exercises of stock appreciation rights.

     5.6 Nontransferability of Option. Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void.

     5.7 Termination of Relationship. If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. The Plan Administrator shall have sole discretion in a particular circumstance to extend the exercise period following such cessation beyond that specified above. If, however, in the case of an incentive stock option, the Optionee does not exercise the Optionee's option within three months after cessation of employment, the option will no longer qualify as an incentive stock option under the Code. If, in the case of an incentive stock option, an Optionee's relationship with the Company or related corporation changes (i.e., from employee to nonemployee, such as a consultant), such change hall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's incentive stock option shall terminate in accordance with this subsection 5.7.

     If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If an Optionee's relationship with the Company or any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

     If an Optionee's relationship with the Company or any related corporation ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12-month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

     For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any related corporation shall not be deemed to constitute a cessation of relationship with the Company or any of its related corporations. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

     As used herein, the term "related corporation," when referring to a subsidiary corporation, shall mean any corporation (other than the Company) in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain. When referring to a parent corporation, the term "related corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     5.8 Death of Optionee. If an Optionee dies while he or she has a relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

     5.9 Status of Shareholder. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

     5.10 Continuation of Employment. Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

     5.11 Modification and Amendment of Option. Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code
Section 425(h) and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

     5.12 Limitation on Value for Incentive Stock Options. As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Internal Revenue Service publicly rules, issues a private ruling to the Company, any Optionee, or any legatee, personal representative or distributes of an Optionee or issues regulations changing or eliminating such annual limit.

     SECTION 6. Greater Than 10% Shareholders.

     6.1 Exercise Price and Term of Incentive Stock Options. If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document.

     6.2 Attribution Rule. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

     SECTION 7. Adjustments Upon Changes in Capitalization. The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

     7.1  Effect of Liquidation, Reorganization or Change in Control.

        7.1.1 Cash, Stock or Other Property for Stock. Except as provided in subsection 7.1.2, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

        7.1.2 Conversion of Options on Stock for Stock Exchange. If the shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and the corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. The converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

     7.2 Fractional Shares. In the event of any adjustment in the number of shares covered by any option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

     7.3 Determination of Board to Be Final. All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 425(h) and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

     SECTION 8. Securities Regulation. Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such shares as to which such requisite authority shall not have been obtained.

     As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

     Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange, all stock issued hereunder if not previously listed on such exchange shall be authorized by that exchange for listing thereon prior to the issuance thereof.

     SECTION 9. Amendment and Termination.

     9.1 Board Action. The Board may at any time suspend amend or terminate this Plan, provided that except as set forth in Section 7, the approval of the Company's shareholders is necessary within 12 months before or after the adoption by the Board of any amendment which will:

          (a) increase the number of shares which are to be reserved for the issuance of options under this Plan;

          (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this Plan; or

          (c) require shareholder approval under applicable law, including
     Section 16(b) of the Exchange Act.

     Any amendments made to this Plan which would constitute "modifications" to incentive stock options outstanding on the date of such amendments, shall not be applicable to such outstanding incentive stock options but shall have prospective effect only.

     9.2 Automatic Termination. Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the shareholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

     SECTION 10. Effectiveness of This Plan. This Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock at any time within 12 months before or after the adoption of this Plan.

PROXY

                                NUTRACEUTIX, INC.
                                   PROXY CARD
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NUTRACEUTIX, INC.

        The undersigned stockholder of record of Nutraceutix, Inc., a Delaware corporation (the "Company"), hereby appoints William D. St. John and Steven H. Moger, or either of them acting in absence of the other, with full power of substitution, as proxy to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders to be held at 10:00 a.m. PDT on May 24, 2000, at the Edgewater Hotel, Pier 67, 2411 Alaskan Way, Seattle, Washington, or any adjournments or postponements thereof upon the matters listed herein and in their discretion upon such other matters as may properly come before the meeting.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1, AND "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED 1995 STOCK OPTION PLAN, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

--------------------------------------------------------------------------------

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
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
                                                                                                                  Please mark
                                                                                                                   your votes
                                                                                                                  as indicated
                                                                                                                in this example. [X]
             NUTRACEUTIX, INC.
          Proxy for Annual Meeting
  of Stockholders to be Held May 24, 2000

                                                                        2. PROPOSAL 2--Amendment of the        FOR  AGAINST  ABSTAIN
                                               FOR       WITHHOLD          Nutraceutix, Inc.                   [ ]    [ ]      [ ]
                                             nominee    AUTHORITY          1995 Amended Stock Option Plan
                                              named    for nominee
                                              below    named below      To approve an amendment to the
                                                                        Nutraceutix, Inc. 1995 Amended
1. PROPOSAL 1--Election of Class 2 Director                             Stock Option Plan to increase
                                                                        the aggregate number of shares of
               Mr. Herbert L. Lucas            [ ]         [ ]          the Company's Common Stock that
                                                                        may be issued thereunder from
   THE BOARD OF DIRECTORS UNANIMOUSLY RECOM-                            3,000,000 to 4,000,000 shares.
   MENDS A VOTE FOR THE NOMINEE NAMED ABOVE.
                                                                        THE BOARD OF DIRECTORS UNANIMOUSLY RECOM-
                                                                        MENDS A VOTE FOR PROPOSAL 2.


                                                                                        3. Upon such other matters as may properly
                                                                                           come before, or incident to the conduct
                                                                                           of, the Annual Meeting, the Proxy holders
                                                                                           shall vote in such manner as they deter-
                                                                                           mine to be in the best interest of the
                                                                                           Company. Management is not presently
                                                                                           aware of any such matters to be
                                                                                           presented for action at the meeting.


                                                                                        I DO   DO NOT
                                                                                         [ ]    [ ]     PLAN TO ATTEND THE MEETING.


Signature(s)__________________________________________________________________________________________Date_________________________
Please sign above exactly as your name appears on the Proxy Card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustee(s), guardian(s), executors(s) and administrator(s) should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s). If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope. Please return promptly in the enclosed envelope which requires no postage if mailed in the U.S.A.
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